UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

Rank One Computing Corporation

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-43137	47-3970528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1290 Broadway, Suite 1200
Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 317-6118

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ROC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2026, Rank One Computing Corporation, a Colorado corporation (the “Company”), entered into lock-up agreements (each, a “Lock-Up Agreement”) with certain members of its executive management team (collectively, the “Lock-Up Holders”) pursuant to which each Lock-Up Holder has voluntarily agreed, among other things, not to directly or indirectly offer, sell, transfer or otherwise dispose of any shares of or securities convertible into, or exercisable or exchangeable for, the Company’s common stock, par value $0.01 per share (“Common Stock”), held by them, for a period commencing on the date of the Lock-Up Agreements and continuing until February 23, 2027, subject to certain exceptions. The shares of Common Stock held by the Lock-Up Holders represent beneficial ownership of approximately 54% of the total outstanding shares of Common Stock and 66% of the outstanding shares of Common Stock that are not publicly traded, in each case, as of August 18, 2026. The Lock-Up Holders’ voluntary entry into the Lock-Up Agreements extends for an additional six months the original six-month lock-up period applicable to the Lock-Up Holders as established in connection with the Company’s initial public offering, the final prospectus of which was filed with the Securities and Exchange Commission on February 19, 2027.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each Lock-Up Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Lock-up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rank One Computing Corporation

Date: August 19, 2026	By:	/s/ B. Scott Swann
B. Scott Swann, Chief Executive Officer

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